UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2007

KNOLOGY, INC.

(Exact name of registrant as specified in charter)

Delaware	000-32647	58-2424258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 O. G. Skinner Drive, West Point, Georgia 31833

(Address of principal executive offices)

Registrant’s telephone number, including area code: (706) 645-8553

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b)

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

Knology, Inc. (“Knology”) is filing this Amendment No. 1 to Current Report on Form 8-K to amend its Current Report on Form 8-K filed by Knology on April 3, 2007 (the “Prior 8-K).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 3, 2007, Knology filed the Prior 8-K to report the acquisition of PrairieWave Holdings, Inc., as more thoroughly described therein. At the time of the filing of the Prior 8-K, certain financial statements were not available and, accordingly, were not filed with the Prior 8-K. Knology is filing this Amendment to the Prior 8-K to include those financial statements and the pro forma financial information required to be filed under Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The following financial statements of PrairieWave Holdings, Inc. are filed herewith. The financial statements are included in this report as Exhibit 99.1 and 99.2 hereto, which follow the signature page of this report:

Exhibit 99.1 – Audited Consolidated Financial Statements of PrairieWave Holdings, Inc. as of December 31, 2006 and 2005.

Exhibit 99.2 – Audited Consolidated Financial Statements of PrairieWave Holdings, Inc. as of December 31, 2005 and 2004.

(b)	Pro Forma Financial Information.

The following financial statements of Knology are filed herewith. The financial statements are included in this report as Exhibit 99.3 hereto, which follow the signature page of this report:

Exhibit 99.3 – Unaudited Pro Forma Consolidated Financial Statements of Knology, Inc. as of March 31, 2007 and December 31, 2006.

(c)	Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of Eide Bailly LLP

99.1	Audited Consolidated Financial Statements of PrairieWave Holdings, Inc. as of December 31, 2006 and 2005

99.2	Audited Consolidated Financial Statements of PrairieWave Holdings, Inc. as of December 31, 2005 and 2004

99.3	Unaudited Pro Forma Consolidated Financial Statements of Knology, Inc. as of March 31, 2007 and December 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOLOGY, INC.

	By:	/s/ Todd M. Holt
Todd M. Holt
Date: June 18, 2007		Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description

23.1	Consent of Eide Bailly LLP

99.1	Audited Consolidated Financial Statements of PrairieWave Holdings, Inc. as of December 31, 2006 and 2005

99.2	Audited Consolidated Financial Statements of PrairieWave Holdings, Inc. as of December 31, 2005 and 2004

99.3	Unaudited Pro Forma Consolidated Combined Financial Statements of Knology, Inc. as of March 31, 2007 and December 31, 2006